Exhibit 99.1

PRESS RELEASE
The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
                                                                                                                   Tel. 804.289.9600
Fax 804.289.9770

                                                                                                                  FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

BRINK’S REPORTS THIRD-QUARTER EARNINGS
GAAP EPS is $.45 versus $.70
GAAP Results Include 2009 Acquisition Gains, Other Items
Non-GAAP Comparison is $.44 versus $.41

RICHMOND, Va., October 28, 2010 – The Brink’s Company (NYSE: BCO), a global leader in security-related services, reported third-quarter GAAP earnings from continuing operations of $22 million versus $33 million in 2009 ($.45 versus $.70 per share).  GAAP revenue declined 3% as organic revenue growth of 9% was more than offset by unfavorable currency changes.
Non-GAAP income from continuing operations improved 9% to $21 million, up from $20 million last year ($.44 versus $.41 per share).  Non-GAAP revenue rose 5% due to organic growth in all regions.
Results are summarized in the following table:

	Third Quarter			Nine Months
(In millions, except per share amounts)	2010	2009	% change	2010	2009	% change

GAAP
Revenues	$776	802	(3)%	$2,241	2,286	(2)%
Segment operating profit (a)	58	62	(6)	137	143	(4)
Non-segment expense	(14)	(1)	unfav	(38)	(14)	unfav
Operating profit	44	61	(28)	99	129	(23)
Income from continuing operations (b)	22	33	(35)	38	72	(47)
Diluted EPS from continuing operations (b)	0.45	0.70	(36)	0.77	1.52	(49)

Non-GAAP (c)
Revenues	$776	738	5%	$2,241	2,109	6%
Segment operating profit (a)	58	54	8	140	123	14
Non-segment expense	(15)	(17)	(8)	(43)	(42)	1
Operating profit	43	37	15	98	81	21
Income from continuing operations (b)	21	20	9	47	38	23
Diluted EPS from continuing operations (b)	0.44	0.41	7	0.95	0.81	17

(a)
Segment operating profit is a non-GAAP measure that is reconciled to operating profit, a GAAP measure, on page 3.  Disclosure of segment operating profit enables investors to assess operating performance excluding non-segment income and expense.

(b)	Amounts reported are attributable to shareholders of The Brink’s Company and exclude earnings related to noncontrolling interests.
(c)	Non-GAAP results are reconciled to GAAP results on page 11.

Summary Reconciliation of Third-Quarter GAAP to Non-GAAP EPS*
	Third Quarter
	2010	2009
GAAP EPS	$.45	$.70
Adjust quarterly tax rate to full-year average rate	.01	.08
Exclude royalties from former home security unit	(.01)	(.02)
Report 2009 Venezuela results at a less favorable exchange rate	-	(.06)
Exclude non-segment gains/losses on asset sales and acquisitions	-	(.29)
Non-GAAP EPS	$.44	$.41
*Non-GAAP results for 2010 and 2009 are reconciled to the applicable GAAP results on page 11.  Amounts may not add due to rounding.

Michael T. Dan, chairman, president and chief executive officer, said: “Profit growth in Latin America and Asia offset lower profits in North America and Europe, pushing our third-quarter segment operating margin up to 7.5%.  The year-to-date non-GAAP segment margin improved to 6.3%, up from 5.8% in the same period last year.  We remain on track to achieve a full-year margin rate between 6.5% and 7%, with organic revenue growth in the low-to-mid single-digit percentage range over our non-GAAP 2009 revenues.  Our initial outlook for 2011 indicates similar revenue growth with segment margin growth of 50 basis points.”

Third-Quarter 2010 vs. 2009
(In millions)

Segment Results - GAAP

		Organic	Acquisitions/	Currency
	3Q ‘09	Change	Dispositions	(b)	3Q ‘10	Total	Organic
Revenues:
EMEA	$324	12	(10)	(27)	300	(8%)	4%
Latin America	235	48	-	(67)	216	(8%)	20%
Asia Pacific	20	6	6	1	32	61%	29%
International	579	65	(4)	(93)	547	(5%)	11%
North America	223	4	-	2	229	3%	2%
Total	$802	69	(4)	(90)	776	(3%)	9%
Operating profit:
International	$51	18	-	(17)	53	3%	35%
North America	10	(5)	-	-	5	(48%)	(50%)
Segment operating profit	62	13	-	(17)	58	(6%)	20%
Non-segment (a)	(1)	(13)	-	-	(14)	unfav	unfav
Total	$61	(1)	-	(17)	44	(28%)	(1%)

Segment operating margin:
International	8.9%				9.6%
North America	4.7%				2.4%
Segment operating margin	7.7%				7.5%

Segment Results - Non-GAAP

		Organic	Acquisitions/	Currency
	3Q ‘09	Change	Dispositions	(b)	3Q ‘10	Total	Organic
Revenues:
EMEA	$324	12	(10)	(27)	300	(8%)	4%
Latin America	171	26	-	18	216	26%	15%
Asia Pacific	20	6	6	1	32	61%	29%
International	516	44	(4)	(8)	547	6%	9%
North America	223	4	-	2	229	3%	2%
Total	$738	48	(4)	(5)	776	5%	6%
Operating profit:
International	$44	7	-	2	53	21%	16%
North America	10	(5)	-	-	5	(48%)	(50%)
Segment operating profit	54	2	-	2	58	8%	3%
Non-segment (a)	(17)	1	-	-	(15)	(8%)	(8%)
Total	$37	3	-	2	43	15%	8%

Segment operating margin:
International	8.4%				9.6%
North America	4.7%				2.4%
Segment operating margin	7.3%				7.5%
Amounts may not add due to rounding.
(a)	Includes income and expense not allocated to segments (see page 10 for details).
(b)
The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules in 2010 related to the Venezuelan operations.  The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  The functional currency in Venezuela was the bolivar fuerte in 2009, and became the U.S. dollar in 2010 under highly inflationary accounting rules.  Remeasurement gains and losses under these rules in 2010 are recorded in U.S. dollars but these gains and losses are not recorded in local currency.  Local currency Revenue and Operating Profit in 2010 used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.

Summary of Third-Quarter Results
2010 versus 2009
GAAP and Non-GAAP*

International Operations

EMEA:
•	Revenue down 8% due to currency ($27 million) and 2009 guarding disposition in France ($13 million)
•	4% organic revenue growth despite price and volume pressure throughout region
•	Profit down ($3 million) due to currency, higher costs to support growth in emerging markets, and lower volume in the Netherlands and Belgium
•	Profit decline partially offset by improvement in guarding in Germany and Global Services

Latin America (GAAP):
•	Revenue down 8% due to currency ($67 million, primarily Venezuela)
•	20% organic revenue growth ($48 million) due to inflation-based price increases
•	Profit up 2% on organic growth in Venezuela, Brazil and Colombia

Latin America (Non-GAAP):
•	Revenue up 26% on higher prices and favorable currency ($18 million) in Venezuela, Brazil and Colombia
•	Organic revenue growth 15%
•	42% profit growth on currency and higher prices in Venezuela and currency, higher prices and volume growth in Brazil and Colombia
•	Organic profit growth 26%

Asia-Pacific:
·	Revenue up 61% on organic growth ($6 million), acquisitions in India ($4 million) and China ($2 million)
·	Profit growth ($2 million) driven by India and Global Services

North American Operations
•	Revenue up 3% due to currency and growth in Canada; U.S. revenue flat
•	Organic revenue growth 2% due to Canada
·	$5 million profit decline driven by U.S. CIT volume and pricing pressure

Non-segment expense (GAAP) (see table on page 10)
•	Non-segment expense $14 million versus $1 million in 2009, which included a $14 million acquisition gain

Non-segment expense (Non-GAAP)
•	Non-segment expense down 8% as lower G&A ($3 million) offset higher retirement costs ($2 million)

*Non-GAAP results for 2010 and 2009 are reconciled to the applicable GAAP results on page 11.

Capital Expenditures
Capital expenditures during the quarter were $41 million and $103 million year-to-date.  Full-year capital expenditures are expected to be between $145 million and $155 million.  Full-year depreciation and amortization is expected to be between $130 million and $140 million.

Income Taxes
2010 Versus 2009
The third-quarter tax expense was $16 million (effective tax rate of 38%) versus $21 million (35%) in 2009.  This year’s higher rate is due to the designation of Venezuela as highly inflationary for accounting purposes, and the characterization of a French business tax as an income tax due to legislative changes effective January 1, 2010.

2010 Forecast
The effective GAAP income tax rate for 2010 is expected to be between 47% and 50%.  Excluding a deferred income tax charge in the first quarter of 2010 related to U.S. healthcare legislation, the effective non-GAAP tax rate for 2010 is expected to be between 36% and 39%.

Recent Events
During the quarter, Brink’s repurchased 1.5 million shares of its outstanding common stock for $30 million (average price of $20.07 per share).  With these purchases, the company has exhausted the $100 million repurchase authority set by its board of directors in 2007.

Conference Call
Brink’s will host a conference call on October 28, at 11:00 a.m. Eastern Time to review third-quarter results.  Interested parties can listen by calling (877) 407-8031 (domestic) or +(201) 689-8031 (international), or via live webcast at www.BrinksCompany.com.  Please call in at least five minutes prior to the start of the call.  A replay will be available through November 11, 2010, by calling (877) 660-6853 (domestic) or +(201) 612-7415 (international).  The conference account number is 286 and the conference ID for the replay is 357735.  A webcast replay will also be available at www.BrinksCompany.com.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services.  For more information, please visit The Brink’s Company website at www.BrinksCompany.com or call 804-289-9709.

Non-GAAP Results
Non-GAAP results described in this earnings release are financial measures that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the non-GAAP information is to provide users of financial information of The Brink’s Company an understanding of the effects of reporting results from Venezuela at a less favorable exchange rate in 2009, and without certain income and expense items in 2009 and 2010.  The non-GAAP information provides information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

Forward-Looking Statements
This release contains both historical and forward-looking information.   Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information.  Forward-looking information in this release includes, but is not limited to, future performance for The Brink’s Company and its global operations, including organic revenue growth and segment operating profit margin in 2010 and 2011, the anticipated annual effective tax rate for 2010, projected non-segment expense, and capital expenditures and depreciation and amortization for 2010.  The forward-looking information in this release is subject to known and unknown risks, uncertainties and contingencies, which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to the impact of the global economic slowdown on our business opportunities, the recent market volatility and its impact on the demand for our services, the implementation of investments in technology and value-added services and cost reduction efforts and their impact on revenue and profit growth, the ability to identify and execute further cost and operational improvements and efficiencies in our core businesses, the willingness of our customers to absorb fuel surcharges and other future price increases, the actions of competitors, our ability to identify acquisitions and other strategic opportunities and integrate them successfully, acquisitions and dispositions made in the future, regulatory and labor issues and higher security threats, the impact of turnaround actions responding to current conditions in Europe, the return to profitability of operations in jurisdictions where we have recorded valuation adjustments, the stability of the Venezuelan economy and changes in Venezuelan policy regarding exchange rates, fluctuations in value of the Venezuelan bolivar fuerte, the impact of the designation of Venezuela as “highly inflationary” for accounting purposes as of January 1, 2010, the impact of the new currency conversion process in Venezuela, variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer, our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, changes in insurance costs, the outcome of pending and future claims and litigation, risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions, costs associated with the purchase and implementation of cash processing and security equipment, the impact of the Patient Protection and Affordable Care Act on our tax position, black lung liability and operations, changes in the scope or method of remediation or monitoring of our former coal operations, the timing of the pass-through of certain costs to third parties and the timing of approvals by governmental authorities relating to the disposal of the coal assets, changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, annual actuarial revaluations, and periodic revaluations of reclamation liabilities, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, whether the Company’s assets or the VEBA’s assets are used to pay benefits, black lung claims incidence, the number of dependents of mine workers for whom benefits are provided, mandatory or voluntary pension plan contributions, the nature of our hedging relationships, the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates, changes in estimates and assumptions underlying our critical accounting policies, access to the capital and credit markets, seasonality, pricing and other competitive industry factors, and fuel prices.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2009 and in our other public filings with the Securities and Exchange Commission. Readers are urged to review and consider carefully the disclosures we make in our filings with the Securities and Exchange Commission.  The information included in this release is representative only as of the date of this release, and The Brink’s Company undertakes no obligation to update any information contained in this release.

THE BRINK’S COMPANY and subsidiaries
Summary of Selected Results and Outlook  (Unaudited)
(In millions)

Annual Revenue:
•	2010: Low-to-mid single-digit percentage organic growth over 2009 non-GAAP revenue of $2.9 billion

•	2011: Low-to-mid single-digit percentage organic growth over 2010

Annual Segment Margin:
•	2010: 6.5% - 7.0%

•	2011: 2010 margin plus 50 basis points

	GAAP		Non-GAAP
	Full-Year 2009	Full-Year 2010 Estimate	Full-Year 2009	Full-Year 2010 Estimate

Non-Segment:
General and administrative	$38	38	$38	38
Retirement plans	21	23	21	23
Royalty income (a)	(9)	(7)	(2)	(2)
Other (b)	(3)	-	(2)	-
Non-Segment	$47	54	$55	59

Effective income tax rate (c)	(37%)	47% - 50%	37%	36% - 39%

Net income attributable to
noncontrolling interests	$32		$19

Capital expenditures	$171	145 – 155
Depreciation and amortization	135	130 – 140

(a)	Non-GAAP outlook reflects the elimination of royalties from former home security unit.
(b)	Non-GAAP outlook reflects the elimination of Venezuela currency losses and gains/losses on asset sales and acquisitions.
(c)	The tax rate for full year 2010 without the effect of the Patient Protection and Affordable Care Act is expected to be between 36% - 39%.

The Brink’s Company and subsidiaries
Condensed Consolidated Statements of Income  (Unaudited)
(In millions, except per share amounts)

	Third Quarter		Nine Months
	2010	2009	2010	2009

Revenues	$776.1	801.8	2,240.9	2,286.2

Cost and expenses:
Cost of revenues	626.5	647.5	1,840.2	1,859.1
Selling, general and administrative expenses	107.6	107.6	310.2	314.5
Total costs and expenses	734.1	755.1	2,150.4	2,173.6
Other operating income (expense)	2.1	14.2	8.9	16.7

Operating profit	44.1	60.9	99.4	129.3

Interest expense	(4.2)	(2.8)	(9.0)	(8.3)
Interest and other income (expense)	0.6	1.2	2.7	7.2
Income from continuing operations before tax	40.5	59.3	93.1	128.2
Provision for income taxes	15.5	20.6	46.1	37.7

Income from continuing operations	25.0	38.7	47.0	90.5

Income (loss) from discontinued operations	2.2	1.0	(0.4)	6.1

Net income	27.2	39.7	46.6	96.6

Less net income attributable to noncontrolling interests	(3.3)	(5.3)	(9.4)	(18.9)

Net income attributable to Brink’s	$23.9	34.4	37.2	77.7

Amounts attributable to Brink’s:
Income from continuing operations	$21.7	33.4	37.6	71.6
Income (loss) from discontinued operations	2.2	1.0	(0.4)	6.1

Net income attributable to Brink’s	$23.9	34.4	37.2	77.7

Earnings per share attributable to Brink’s common shareholders (a):
Basic:
Continuing operations	$0.45	0.70	0.78	1.53
Discontinued operations	0.05	0.02	(0.01)	0.13
Net income	$0.50	0.72	0.77	1.66

Diluted:
Continuing operations	$0.45	0.70	0.77	1.52
Discontinued operations	0.05	0.02	(0.01)	0.13
Net income	$0.50	0.72	0.76	1.65
(a) Earnings per share may not add due to rounding.

Weighted-average shares:
Basic	47.8	47.6	48.4	46.8
Diluted	47.9	47.9	48.7	47.0

THE BRINK’S COMPANY and subsidiaries
Supplemental Financial Information  (Unaudited)
(In millions)

Year-to-Date September 2010 vs. 2009
Segment Results - GAAP

		Organic	Acquisitions/	Currency
	YTD ‘09	Change	Dispositions	(b)	YTD ‘10	Total	Organic
Revenues:
EMEA	$923	18	(32)	(24)	885	(4%)	2%
Latin America	644	119	-	(179)	584	(9%)	18%
Asia Pacific	53	6	25	4	88	64%	11%
International	1,621	142	(8)	(199)	1,556	(4%)	9%
North America	665	4	-	15	685	3%	1%
Total	$2,286	146	(8)	(184)	2,241	(2%)	6%
Operating profit:
International	$105	53	2	(49)	111	6%	50%
North America	38	(13)	-	1	26	(31%)	(33%)
Segment operating profit	143	40	2	(48)	137	(4%)	28%
Non-segment (a)	(14)	(24)	-	-	(38)	unfav	unfav
Total	$129	16	2	(48)	99	(23%)	13%

Segment operating margin:
International	6.5%				7.1%
North America	5.7%				3.8%
Segment operating margin	6.3%				6.1%

Segment Results - Non-GAAP

		Organic	Acquisitions/	Currency
	YTD ‘09	Change	Dispositions	(b)	YTD ‘10	Total	Organic
Revenues:
EMEA	$923	18	(32)	(24)	885	(4%)	2%
Latin America	467	65	-	52	584	25%	14%
Asia Pacific	53	6	25	4	88	64%	11%
International	1,444	88	(8)	32	1,556	8%	6%
North America	665	4	-	15	685	3%	1%
Total	$2,109	92	(8)	47	2,241	6%	4%
Operating profit:
International	$85	23	2	5	114	35%	27%
North America	38	(13)	-	1	26	(31%)	(33%)
Segment operating profit	123	10	2	6	140	14%	8%
Non-segment (a)	(42)	(1)	-	-	(43)	1%	1%
Total	$81	10	2	6	98	21%	12%

Segment operating margin:
International	5.9%				7.3%
North America	5.7%				3.8%
Segment operating margin	5.8%				6.3%
Amounts may not add due to rounding.
(a)	Includes income and expense not allocated to segments (see page 10 for details).
(b)
The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules in 2010 related to the Venezuelan operations.  The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  The functional currency in Venezuela was the bolivar fuerte in 2009, and became the U.S. dollar in 2010 under highly inflationary accounting rules.  Remeasurement gains and losses under these rules in 2010 are recorded in U.S. dollars but these gains and losses are not recorded in local currency.  Local currency Revenue and Operating Profit in 2010 used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.

THE BRINK’S COMPANY and subsidiaries
Supplemental Financial Information  (Unaudited)
(In millions)
	Third Quarter		Nine Months
	2010	2009	2010	2009
NON-SEGMENT INCOME (EXPENSE) (a)
Corporate and former operations:
General and administrative	$(9.7)	(12.4)	(27.4)	(26.5)
Retirement costs (primarily former operations)	(5.9)	(3.9)	(16.7)	(17.1)
Subtotal	(15.6)	(16.3)	(44.1)	(43.6)

Other amounts not allocated to segments:
Royalty income:
Brand licensing fees from former home security business	1.2	1.7	4.9	5.0
Other	0.5	0.4	1.3	1.4
Currency exchange transaction gains (losses)	-	(0.6)	-	0.2
Gains (losses) on sales of property and other assets	-	0.1	0.3	8.4
Gains on acquiring control of an equity method affiliate	-	13.9	-	14.9
Subtotal	1.7	15.5	6.5	29.9

Non-segment income (expense)	$(13.9)	(0.8)	(37.6)	(13.7)

OTHER OPERATING INCOME (EXPENSE) (b)
Currency exchange transaction gains (losses)	$(1.2)	(3.6)	(4.9)	(15.9)
Royalty income	2.0	2.1	6.8	6.4
Gains (losses) on sales of property and other assets	0.5	0.1	1.2	8.3
Share in earnings of equity affiliates	1.4	1.1	3.0	3.3
Gains on acquiring control of an equity method affiliate	-	13.9	-	14.9
Impairment losses	(0.1)	(0.2)	(0.5)	(2.3)
Other	(0.5)	0.8	3.3	2.0
Other operating income (expense)	$2.1	14.2	8.9	16.7

SELECTED CASH FLOW INFORMATION
Capital Expenditures:
International	$30.8	24.4	71.2	65.6
North America	10.5	13.6	31.3	46.9
Capital expenditures	$41.3	38.0	102.5	112.5
Depreciation and Amortization:
International	$23.5	23.9	67.7	69.7
North America	11.3	9.8	32.3	27.5
Depreciation and amortization	$34.8	33.7	100.0	97.2

NET DEBT RECONCILED TO AMOUNTS REPORTED UNDER GAAP	September 30, 2010	December 31, 2009

Short-term debt	$18.3	7.2
Long-term debt	265.6	188.4
Debt	283.9	195.6
Less cash and cash equivalents	(148.5)	(143.0)
Net Debt	$135.4	52.6

Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP.  We use Net Debt as a measure of our financial leverage.  We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets.  Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of September 30, 2010, and December 31, 2009.  At September 30, 2010, Net Debt is $145 million excluding cash and debt in Venezuelan operations.

(a) Includes corporate, former operations and other amounts not allocated to segment results
(b) Includes segment and non-segment other operating income and expense

THE BRINK’S COMPANY and subsidiaries
Non-GAAP Results - Reconciled to Amounts Reported Under GAAP  (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Change to Parallel Rate (a)	Venezuelan Currency Losses (b)	Acquisition Gain (c)	Royalty from BHS (d)	Non-Segment Asset Sales (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis

	Third Quarter 2010
Operating profit:
International	$52.6	-	-	-	-	-	-	52.6
North America	5.4	-	-	-	-	-	-	5.4
Segment operating profit	58.0	-	-	-	-	-	-	58.0
Non-segment	(13.9)	-	-	-	(1.2)	-	-	(15.1)
Operating profit	$44.1	-	-	-	(1.2)	-	-	42.9

Amounts attributable to Brink’s:
Income from cont. ops.	$21.7	-	-	-	(0.7)	-	0.3	21.3
Diluted EPS – cont. ops.	0.45	-	-	-	(0.01)	-	0.01	0.44

	Third Quarter 2009
Revenues:
EMEA	$324.4	-	-	-	-	-	-	324.4
Latin America	234.9	(63.7)	-	-	-	-	-	171.2
Asia Pacific	19.9	-	-	-	-	-	-	19.9
International	579.2	(63.7)	-	-	-	-	-	515.5
North America	222.6	-	-	-	-	-	-	222.6
Revenues	$801.8	(63.7)	-	-	-	-	-	738.1
Operating profit:
International	$51.3	(8.4)	0.6	-	-	-	-	43.5
North America	10.4	-	-	-	-	-	-	10.4
Segment operating profit	61.7	(8.4)	0.6	-	-	-	-	53.9
Non-segment	(0.8)	-	-	(13.9)	(1.7)	(0.1)	-	(16.5)
Operating profit	$60.9	(8.4)	0.6	(13.9)	(1.7)	(0.1)	-	37.4

Amounts attributable to Brink’s:
Income from cont. ops.	$33.4	(3.1)	0.3	(13.9)	(1.1)	-	3.9	19.5
Diluted EPS – cont. ops.	0.70	(0.07)	0.01	(0.29)	(0.02)	-	0.08	0.41
Amounts may not add due to rounding.

(a)
To reduce revenues and segment operating income to reflect the 2009 results of Venezuelan subsidiaries had they been translated using the parallel currency exchange rate in effect at the time.  The average parallel exchange rate used for the non-GAAP full-year earnings was 6.00 bolivar fuertes to the U.S. dollar, compared to an average rate of 2.21 bolivar fuertes to the U.S. dollar that was used for the GAAP financial statements.  The official rate of 2.15 bolivar fuertes to the U.S. dollar was used for translation of Venezuela for most of 2009 until the parallel rate was adopted during December.  The use of the weaker rate to translate 2009’s non-GAAP revenues and earnings of the Venezuelan subsidiaries decreased each measure by 63%.

(b)
To eliminate currency losses incurred in Venezuela related to increases in cash held in U.S. dollars by Venezuelan subsidiaries.  These losses would not have been incurred had the operations been translated at the parallel rate.

(c)	To eliminate gains/losses recognized related to acquisitions of controlling interests in subsidiaries that were previously accounted for as equity method investments.
(d)	To eliminate royalty income from Brink’s Home Security.
(e)	To eliminate certain non-segment gains on sales of assets.
(f)
For 2010, to adjust effective income tax rate to be equal to 37.5%, the mid-point of the estimated range of full-year 2010 effective income tax rates expected on a Non-GAAP basis.  The outlook for 2010’s estimated effective income tax rate (GAAP and Non-GAAP basis) is explained on page [7].  For 2009, to adjust the quarterly effective income tax rate to be equal to 37%, the full-year 2009 non-GAAP effective income tax rate.  The full-year 2009 non-GAAP effective income tax rate is equal to the 2009 GAAP effective income tax rate revised to exclude $118 million of income tax benefits that were recorded under GAAP in the fourth quarter of 2009.  The fourth-quarter income tax benefits related to a reduction in the amount of valuation allowance needed for U.S. deferred tax assets as a result of improved investments in retirement plans and improved credit markets.

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